UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24548 (Commission File Number)	63-1120122 (IRS Employer Identification Number)

900 West Main Street Dothan, Alabama (Address of principal executive offices)		36301 (Zip Code)

(334) 677-2108
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.1 AMENDMENT TO 2003 STOCK OPTION PLAN
EX-10.2 SUMMARY OF DIRECTOR COMPENSATION

Item 1.01. Entry into a Material Definitive Agreement

     On June 9, 2005, at the annual meeting of the stockholders of Movie Gallery, Inc. (the “Company”), the stockholders of the Company approved an amendment to the Company’s 2003 Stock Plan (the “Plan”), increasing by an additional 3,500,000 the number of shares reserved for issuance upon the exercise of awards granted under the Plan. A copy of this amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

     On June 9, 2005, the Board of Directors of the Company approved certain amendments to the compensation payable to non-employee members of the Company’s Board of Directors. A summary of the compensation payable to non-employee members of the Company’s Board of Directors is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

10.1      Amendment to 2003 Stock Plan

10.2      Summary of Non-Employee Director Compensation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: June 15, 2005
	BY:	/s/ Ivy M. Jernigan
Ivy M. Jernigan Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
10.1	Amendment to 2003 Stock Plan

10.2	Summary of Director Compensation